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                                                                    EXHIBIT 23.2

                     CONSENT OF LANE GORMAN TRUBITT, L.L.P.

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 1998, with respect to the financial statements of FirstBank included in the Registration Statement (Form S-4) of The Colonial BancGroup, Inc. for the registration of its Common Stock.

                                          /s/  LANE GORMAN TRUBITT, L.L.P.

Dallas, Texas
June 24, 1998